                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 25, 2003

                                MANOR CARE, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            1-10858                34-1687107
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)


333 N. Summit Street, Toledo, Ohio                         43604-2617
(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (419) 252-5500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit.

     99.1         Press Release dated April 25, 2003 issued by Manor Care, Inc.

ITEM 9.  REGULATION FD DISCLOSURE
         (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 25, 2003, Manor Care, Inc. issued a news release to report its financial results for the first quarter of 2003. A copy of this press release is filed herewith as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Manor Care, Inc.
                                (Registrant)

Date: April 25, 2003              By:    /s/ Geoffrey G. Meyers
                                         ---------------------------------------
                                         Geoffrey G. Meyers
                                         Executive Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

99.1     Press Release dated April 25, 2003 issued by Manor Care, Inc.